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                                                                   EXHIBIT 10.12


                     AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of this Employee Stock Purchase Plan (the "Plan") is to advance the interests of American Medical Systems Holdings, Inc. (the "Company") and its stockholders by providing Employees (as defined below) of the Company and its Designated Subsidiaries (as defined below) with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock (as defined below) of the Company on favorable terms through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.       Definitions.

         (a)  "Board" means the Board of Directors of the Company.

         (b) "Common Stock" means the voting common stock, par value $.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such voting common stock may be changed in accordance with Section 13 of the Plan.

         (c) "Committee" means the entity administering the Plan, as provided in Section 3 below.

         (d) "Compensation" means all regular straight-time earnings and commissions that are included in regular compensation, excluding bonuses and any pay for overtime (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code.

         (e) "Designated Subsidiary" means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

         (f) "Employee" means any person, including an officer, who is customarily employed by the Company or one of its Designated Subsidiaries for at least 20 hours per week and more than five (5) months in a calendar year.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (h) "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the closing sale price of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the



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         Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation
         Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, but in a manner acceptable under Section 423 of the Code.

         (i) "Offering" means any of the offerings to Participants of options to purchase Common Stock under the Plan, each continuing for three months, except for the initial Offering which shall continue for the period set forth in Section 5 below.

         (j) "Offering Date" means the first day of the Offering Period under the Plan, as described in Section 5 below.

         (k) "Offering Period" means the time period commencing on the Offering Date and ending on the Termination Date.

         (l)  "Option Price" is defined in Section 8 below.

         (m) "Participant" means an Eligible Employee who elects to participate in the Plan pursuant to Section 6 below.

         (n)  "Securities Act" means the Securities Act of 1933, as amended.

         (o) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         (p) "Termination Date" means the last day of the Offering Period under the Plan, as described in Section 5 below.

3. Administration. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee of the Board consisting solely of not less than two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code (the "Committee"). Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of the members and shall keep minutes of its meetings. Action of the Committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be kept with the corporate records of the Company. In accordance with and subject to the provisions of the Plan, the Committee shall have authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision or action in connection with construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.



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4.       Eligibility.

         (a) Any Employee who is employed by the Company or a Designated Subsidiary on the date that this Plan is approved by the Board and any Employee who becomes an employee after such date and has been employed by the Company or a Designated Subsidiary for at least one month prior to an Offering Date shall be eligible to participate in the Plan, beginning with the Offering commencing on such Offering Date, subject to the limitations imposed by Section 423(b) of the Code. With respect to a Designated Subsidiary that has been acquired by the Company, the period of employment of Employees of such Designated Subsidiary occurring prior to the time of such acquisition shall be included for purposes of determining whether an Employee has been employed for the requisite period of time under the Plan.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

              (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

              (ii) the amount of payroll deductions that the Employee has elected to have withheld under such option (pursuant to Section 7 below) would permit the Employee to purchase shares of Common Stock under all "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

5. Offerings. Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for three months, except for the initial Offering Period, and each of which shall commence on January 1, April 1, July 1 and October 1 of each year, as the case may be, except for the initial Offering Period (the "Offering Date"), and shall terminate on March 31, June 30, September 30 and December 31 of each year, as the case may be (the "Termination Date"). The initial Offering Period under the Plan shall continue for four months, commencing on September 1, 2000 and terminating on December 31, 2000. Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all eligible Employees, or
(b) the Plan is terminated in accordance with Section 17 below.



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6.       Participation.

         (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the "Participation Form") and filing the Participation Form with the Company's Human Resources Department not less than 15 days before the Offering Date of the first Offering in which the Participant wishes to participate.

         (b) Except as provided in Section 7(a) below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the termination date of the Plan, subject to earlier termination by the Participant as provided in
         Section 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in Section 7(c) below.

         (c) A Participant may discontinue participation in the Plan at any time as provided in Section 11 below.

7.       Payroll Deductions.

         (a) By completing and filing a Participation Form, a Participant shall elect to have payroll deductions made from the Participant's total Compensation (in whole percentages from one percent (1%) to a maximum of ten percent (10%) of the Participant's total Compensation) on each payday during the time he or she is a Participant in the Plan in such amount as he or she shall designate on the Participation Form.

         (b) All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The monies represented by such account shall be held as part of the Company's general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies. A Participant may not make any separate cash payment or contribution to such account.

         (c) No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering. A Participant may increase or decrease the amount of payroll deductions under the Plan for subsequent Offerings by completing an amended Participation Form and filing it with the Company's Human Resources Department not less than 15 days prior to the Offering Date as of which such increase or decrease is to be effective.

8. Grant of Option. On each Offering Date, each eligible Employee who is then a Participant shall be granted (by operation of the Plan) an option to purchase (at the Option Price) as many shares of Common Stock as the Participant will be able to purchase with the payroll deductions credited to the Participant's account during the Offering Period. Notwithstanding the foregoing, in no event may the number of shares purchased by any Participant during an Offering exceed 1,000 shares of Common Stock. The option price per share of such shares (the "Option Price") shall be the lesser of (a) eighty-five percent (85%) of the Fair Market Value of one share of Common Stock on the Offering Date, or
(b) eighty-five (85%) of the Fair Market Value of one



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share of Common Stock on the Termination Date.

9.       Exercise of Option.

         (a) Unless a Participant gives written notice to the Company as provided in Section 9(d) below or withdraws from the Plan pursuant to
         Section 11 below, the Participant's option for the purchase of shares of Common Stock granted for an Offering will be exercised automatically at the Termination Date of such Offering for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in the Participant's account on such Termination Date will purchase at the applicable Option Price.

         (b) A Participant may purchase one or more shares in connection with the automatic exercise of an option granted for any Offering. If the Committee elects to deliver a statement of account to Participants pursuant to Section 10(a)(i)(A) below, that portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Termination Date of any Offering that is less than the purchase price of one full share will be deemed to have purchased such number of fractional shares of Common Stock as would then be purchasable at the applicable Option Price, with such fractional shares calculated to the third (3rd) decimal place. If the Committee elects to deliver stock certificates to Participants pursuant to Section 10(a)(i)(B) below, that portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Termination Date of any Offering that is less than the purchase price of one full share will be carried forward into the Participant's payroll deduction account for the following Offering; provided that in no event will the balance carried forward be equal to or greater than the purchase price of one share on the Termination Date of an Offering.

         (c) No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery or credit of such Common Stock in accordance with Section 10 below. During the Participant's lifetime, a Participant's option to purchase shares of Common Stock under the Plan is exercisable only by such Participant.

         (d) By written notice to the Company prior to the Termination Date of any Offering, a Participant may elect, effective on such Termination Date, to:

              (i) withdraw all of the accumulated payroll deductions in the Participant's account as of the Termination Date (which withdrawal may, but need not, also constitute a notice of termination and withdrawal pursuant to Section 11(a)); or

              (ii) exercise the Participant's option for a specified number of full shares not less than five that is less than the number of full shares of Common Stock that the accumulated payroll deductions in the Participant's account will purchase on the Termination Date of the Offering at the applicable Option Price, and withdraw the


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              balance in the Participant's payroll deduction account.

10.      Delivery.

         (a) As promptly as practicable after the Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the following:

              (i) At the election of the Committee, either issue (A) in certificated or uncertificated form to a third party the aggregate number of shares of Common Stock purchased in connection with an Offering (including an aggregate of all of the fractional shares deemed to have been purchased pursuant to Section 9(b) above) rounded to the nearest full share, which shares will be held by such third party for the benefit of the Participants in accordance with their respective interests, and to each Participant a statement summarizing the number of whole shares of Common Stock purchased and fractional shares deemed purchased upon exercise of the Participant's option granted for such Offering, or (B) a certificate representing the number of full shares of Common Stock purchased upon exercise of the Participant's option granted for such Offering, registered in the name of the Participant or, if the Participant so directs on the Participation Form, in the names of the Participant and his or her spouse.

              (ii) If the Participant makes an election pursuant to Section 9(d)(i) above for the Offering, a check in an amount equal to the total of the payroll deductions credited to the Participant's account.

              (iii) If Participant makes an election pursuant to Section 9(d)(ii) above, a check in the amount of the balance of any payroll deductions credited to the Participant's account that were not used for the purchase of Common Stock.

              (iv) If the balance in the Participant's payroll deduction account exceeds the dollar amount necessary to purchase the maximum amount of shares that may be purchased in an Offering, a check in an amount equal to the excess balance.

         (b)  If the Company delivers a statement of account as provided in
         Section 10(a)(i)(A) above, a Participant may at any time request that a certificate for the number of whole shares of Common Stock purchased by such Participant in an Offering or in any previous Offering (with respect to which such participant has not been issued a certificate) be issued and delivered to such Participant by making a written request to the Company. Such written request shall be made to the Company's Human Resources Department or, at the direction of the Company, to the transfer agent and registrar for the Company's Common Stock. In lieu of issuing certificates for fractional shares, Participants will receive a cash distribution representing any fractional shares, calculated in accordance with Section 11(a) below.

         (c)  If the Company delivers a statement of account as provided in
         Section 10(a)(i)(A) above, all full shares purchased and fractional shares deemed to have been purchased by a



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         Participant in an Offering and in any subsequent Offerings will accumulate for the benefit of the Participant until the Participant's withdrawal or termination pursuant to Section 11 below.

11.      Withdrawal; Termination of Employment.

         (a) A Participant may terminate participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited to the Participant's account under the Plan at any time prior to the Termination Date of an Offering, for such Offering, by giving written notice to the Company. Such notice shall state that the Participant wishes to terminate the Participant's involvement in the Plan, specify a termination date and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as soon as practicable after the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of notice of termination and withdrawal), and the Participant's option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent Offering, except in accordance with a new Participation Form filed pursuant to Section 6 above. If the Committee elects to deliver a statement of account pursuant to Section 10(a)(i)(A) above, then on the withdrawal and termination of a Participant's participation in the Plan, the Participant will be entitled to receive, at the Participant's option,
         (i) cash equal to the Fair Market Value of all full shares of Common Stock and any fractional share deemed purchased pursuant to Section 9(b) then held for the benefit of the Participant; or (ii) a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional shares deemed to have been purchased. In any event, Fair Market Value will be determined as set forth in Section 11(d) below, and such certificate will be delivered and such amounts paid as soon thereafter as practicable.

         (b) Upon termination of a Participant's employment for any reason, including retirement or death, the payroll deductions accumulated in the Participant's account will be returned to the Participant as soon as practicable after such termination or, in the case of death, to the person or persons entitled thereto under Section 14 below, and the Participant's option will be automatically canceled. If the Committee elects to deliver a statement of account pursuant to Section 10(a)(i)(A), then upon the termination of a Participant's employment for any reason, including retirement or death, the Participant, or, in the case of death, the Participant's designated beneficiary (if allowed by the Committee) as determined in accordance with Section 14 or the executor or administrator of the Participant's estate will be entitled to receive, at their option, (i) cash equal to the Fair Market Value of all full shares of Common Stock and any fractional share deemed purchased pursuant to Section 9(b) then held for the benefit of the Participant; or (ii) a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional share deemed to have been purchased. In any event, Fair Market Value will be determined as set forth in Section 11(d) below and such certificate will be delivered and


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         such amounts paid as soon thereafter as practicable. For purposes of the Plan, the termination date of employment shall be the Participant's last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this Section 11(b).

         (c) A Participant's termination and withdrawal pursuant to Section 11(a) above will not have any effect upon the Participant's eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to Section 6 above or in any similar plan that may hereafter be adopted by the Company.

         (d) For purposes of this Section 11 only, "Fair Market Value" means the prevailing market price of the Common Stock on any national securities exchange (if the Common Stock is listed on any such exchange) or as reported by the Nasdaq National Market, the Nasdaq SmallCap System or the National Quotation Bureau, Inc. (or any comparable reporting service), as the case may be, (if transactions or bid and asked prices are reported in the over-the-counter market are so reported) on the first day on which shares of Common Stock are traded following the day on which the Company, or if the Company so designates, the Company's agent, receives notice from a Participant of an event specified in Section 11(a) or 11(b) above.

12. Interest. No interest shall accrue on a Participant's payroll deductions under the Plan.

13.      Stock Subject to the Plan.

         (a) The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 100,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
         Section 13(b) below. The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to
         Section 8 above on any Termination Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable as determined in the Company's sole discretion. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable after the Termination Date of such Offering.

         (b) In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is



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         not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding options.

         (c) In the event that Participants are deemed to have purchased fractional shares of Common Stock pursuant to Section 9(b) above, the aggregate of such fractional share interests at any given time will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

14.      Designation of Beneficiary.

         (a) In the discretion of the Committee, a Participant may file written designation of a beneficiary who is to receive shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death at a time when cash or shares of Common Stock are held for the Participant's account.

         (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11(a) above.

16. Amendment or Termination. The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective, without approval of the stockholders of the Company, if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 423 of the Code. The Board also may terminate the Plan or the granting of options pursuant to the Plan at any time; provided, however, that the Board shall not have the right to modify, cancel, or amend any outstanding option granted pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation.



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17.      Notices. All notices or other communications by a Participant to the
Company in connection with the Plan shall be deemed to have been duly given when received in the Company's Human Resources Department or in such other department or by such other person as may be designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

18. Term of Plan. The Plan shall be effective as of May 24, 2000, the date the Plan was adopted by the Board. The Plan has been adopted by the Board subject to stockholder approval within twelve months before or after the date the Board adopted the Plan and subject to completion of the Company's initial public offering of Common Stock. Prior to stockholder approval, shares of Common Stock may be issued under the Plan subject to such approval. The Plan will terminate at midnight on May 24, 2010, and may be terminated prior to such time by Board action in accordance with Section 16.

19.      Conditions Upon Issuance Of Shares.

         (a) Compliance. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or Nasdaq upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, if required by applicable securities laws, the Company may require the Participant for whose account the option is being exercised to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         (b) Share Transfers. Shares of Common Stock issued pursuant to options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

         (c) Legends. Unless a registration statement under the Securities Act and applicable state securities laws is in effect with respect to the issuance or transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be


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         endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

20. Miscellaneous. The headings to Sections in the Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to Sections in the Plan shall be to Sections of the Plan. The Plan shall be interpreted and construed in accordance with the laws of the State of Delaware.

                     AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

              PAYROLL DEDUCTION AUTHORIZATION FORM AND SUBSCRIPTION
                                    AGREEMENT

______       Original Application
______       Change in Payroll Deduction Amount

1.       I, _______________________________ hereby elect to participate in the
American Medical Systems Holdings, Inc. Employee Stock Purchase Plan (the "Plan") and subscribe to purchase shares of the Company's Common Stock (the "Shares") in accordance with this Agreement and the Plan.

2. I hereby authorize payroll deductions, beginning ____________, 200_, from each paycheck in the amount of __% of my compensation (may not exceed ten percent (10%) of total compensation on each payday) in accordance with the Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each Offering Period under the Plan unless I withdraw my accumulated payroll deductions, withdraw from the Plan, or both, by giving written notice to the Company prior to the end of the offering period, as provided in the Plan.

4. Shares purchased for me under the Plan should be issued or held in an account in the name(s) of:


        ____________________________________________
                         (name(s))


        ____________________________________________
                         (address)


        ____________________________________________



        ____________________________________________
                  (social security number)

5. I understand that if I dispose of any Shares received by me pursuant to the Plan within two years after the first day of the Offering Period during which I purchased such Shares, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to me over the option price paid for the Shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the Shares at the time of such disposition over the amount paid for the Shares under the option, or (b) the excess of the fair market value of the Shares over the option price, measured as if the option had been exercised on the first day of the offering period during which I purchased such shares. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

I have read the current prospectus for the American Medical Systems Holdings, Inc. Employee Stock Purchase Plan.

Date:
     --------------------------          ---------------------------------------
                                           Signature of Employee


CERTIFICATION OF TAX IDENTIFICATION NUMBER


--------------------------------------------------------------------------------
Please indicate your Social Security or Tax Identification Number


I certify under penalties of perjury (1) that the number above is my correct Social Security or Taxpayer Identification Number and (2) that I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Date:
     --------------------------          ---------------------------------------
                                           Signature